UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2010 (April 26, 2010)

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011 972 74 710 7171

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

           On April 26, 2010, Pluristem Therapeutics Inc. (the “Registrant”) entered into securities purchase agreements (the “Agreements”) with certain investors, pursuant to which the Registrant sold to such investors 2,420,293 shares of restricted common stock (the “Common Stock”) and warrants to purchase 726,088 shares of common stock and 726,088 shares of common stock (collectively, the “Warrants”), at exercise prices per share of $1.25 (the “$1.25 Warrants”) and $1.40 (the “$1.40 Warrants”), respectively.  The aggregate gross proceeds from the sale of the Common Stock and the Warrants is approximately $2,700,000.  The closing occurred on April 27, 2010.

The Warrants are exercisable six (6) months following the issuance thereof, for a period of two and a half (2.5) years and five (5) years thereafter for the $1.25 Warrants and the $1.40 Warrants, respectively.

A copy of the form of Warrants is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.  A copy of the forms of the Agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The description of the Agreements is a summary only and is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, on April 26, 2010, the Registrant entered into the Agreements with certain investors, pursuant to which the Registrant sold the Common Stock and the Warrants.  The aggregate gross proceeds from the sale of the Common Stock and the Warrants is approximately $2,700,000.  The Warrants are exercisable six (6) months following the issuance thereof, for a period of two and a half (2.5) years and five (5) years thereafter for the $1.25 Warrants and the $1.40 Warrants, respectively.  The sales of the Common Stock and Warrants were made pursuant to exemptions from registration under Regulation D and Regulation S of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

4.1	Form of Common Stock Purchase Warrant dated April 26, 2010 issued by the Registrant.

10.1	Form of Regulation D Securities Purchase Agreement for Common Stock and Warrants of the Registrant.

10.2	Form of Regulation S Securities Purchase Agreement for Common Stock and Warrants of the Registrant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010	PLURISTEM THERAPEUTICS INC. By: /s/ Yakay Yanay —————————————— Yaky Yanay Chief Financial Officer